UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1141 Sawgrass Corporate Parkway

Sunrise, FL 33323

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 1, 2023, Elf Brand LLC (“EBL”), a licensee of the VPR Brands, LLP (the “Company”), prepaid a monthly royalty payment of $500,000 pursuant to that certain License Agreement, dated January 2, 2023, by and between the Company and EBL (the “License Agreement”). The License Agreement was entered into in the ordinary course of business.

Pursuant to the terms of the License Agreement, the Company granted to EBL (i) the exclusive right to use U.S. trademark 5,486,616 for the mark ELF in International Class 34 for use in connection with electronic cigarette lighters; electronic cigarettes; smokeless cigarette vaporizer pipe, and all additional marks that the Company may obtain, use and notify EBL of from time to time (the “Mark”); (ii) the non-exclusive right to use U.S. patent number 8,205,622 (the “Patent” and together with the Mark, the “Intellectual Property”), in connection with electronic cigarettes, smokeless cigarette vaporizers and related products (the “Licensed Articles”) in the U.S.; and (iii) the right to manufacture, have manufactured for it, market, promote, advertise, use, sell and distribute the Licensed Articles subject to the terms and conditions of the License Agreement.

In exchange for the license, EBL agreed to pay to the Company a royalty equal to 5% of gross sales of the Licensed Articles, as provided in the License Agreement. The license is exclusive with respect to use of the Mark if EBL meets a minimum monthly royalty payment of $500,000 within six months after sales commence. The Company may elect to cancel exclusivity if EBL does not meet the minimum royalty expectations. The License Agreement provided for a term effective as of the start of sales within 90 days of January 2, 2023 and receipt of the first month’s royalty, and renewing monthly with payment of the additional minimum $500,000 monthly payment of minimum royalties within six months after sales commence to maintain exclusivity with respect to use of the Mark, unless sooner terminated in accordance with the terms of the License Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer